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                                                                  EXHIBIT 23-c


                                ARTHUR ANDERSEN


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our reports for SMTEK, Inc. dated August 15, 1995 and to all references to our Firm included in this registration statement.

                                                        /s/ ARTHUR ANDERSEN LLP


Los Angeles, California
June 19, 1996